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                                  EXHIBIT 23(d)

                      CONSENT OF DANIELSON ASSOCIATES INC.


     We hereby consent to the inclusion of our fairness opinion dated
May 15, 1998, as an Exhibit to Ambassador Bank of the Commonwealth/Fulton Financial Corporation Proxy Statement/Prospectus and to the references to our firm contained herein.

                                       DANIELSON ASSOCIATES, INC.


                                       By:/s/Arnold G. Danielson
                                          ----------------------
                                            Arnold G. Danielson

 May 15         , 1998
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